                                  EXHIBIT 6(B)

                 Form of Revised Schedules A-D to the Re-executed
                  Distribution Agreement between the Registrant
                             and BISYS Fund Services

                                                       Dated:  [_______________]

                                 Form of Revised
                                   Schedule A
                                     to the
                             Distribution Agreement
                       between BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)


     Name of Fund
     ------------

The BB&T U.S. Treasury
  Money Market Fund

The BB&T Short-Intermediate
  U.S. Government Income Fund

The BB&T Intermediate U.S.
  Government Bond Fund

The BB&T North Carolina
  Intermediate Tax-Free Fund

The BB&T Growth and
  Income Stock Fund

The BB&T Balanced Fund

The BB&T Small Company
  Growth  Fund

The BB&T International
 Equity Fund

The BB&T Capital Manager
Conservative Growth Fund

The BB&T Capital Manager
Moderate Growth Fund

The BB&T Capital Manager
Growth Fund

The BB&T Prime Money Market
Fund

The BB&T South Carolina Intermediate
Tax-Free Fund

The BB&T Large Company Growth Fund

                                            BB&T MUTUAL FUNDS GROUP

                                            By:    /s/
                                                 -------------------------
                                            Name:
                                                 -------------------------
                                            Title:
                                                 -------------------------

                                            BISYS FUND SERVICES
                                            LIMITED PARTNERSHIP

                                            By: BISYS Fund Services, Inc.
                                                General Partner

                                            By:   /s/
                                                 -------------------------
                                            Names:
                                                 -------------------------
                                            Title:
                                                 -------------------------

                                                      Dated:  [_______________]

                                 Form of Revised
                                   Schedule B
                                     to the
                             Distribution Agreement
                       between BB&T Mutual Funds Group and
  BISYS Fund Services, Inc. (formerly The Winsbury Company Limited Partnership)


Class A Shares of                            Class B Shares of
  The BB&T U.S. Treasury                      The BB&T U.S. Treasury
  Money Market Fund                           Money Market Fund

Class A Shares of                            Class B Shares of
  The BB&T Short-Intermediate                 The BB&T Short-Intermediate
  U.S. Government Income Fund                 U.S. Government Income Fund

Class A Shares of                            Class B Shares of
  The BB&T Intermediate U.S.                  The BB&T Intermediate U.S.
  Government Bond Fund                        Government Bond Fund

Class A Shares of                            Class B Shares of
  The BB&T North Carolina                     The BB&T North Carolina
  Intermediate Tax-Free Fund                  Intermediate Tax-Free Fund

Class A Shares of                            Class B Shares of
  The BB&T Growth and                         The BB&T Growth and
  Income Stock Fund                           Income Stock Fund

Class A Shares of                            Class B Shares of
  The BB&T Balanced Fund                      The BB&T Balanced Fund

Class A Shares of                            Class B Shares of
  The BB&T Small                              The BB&T Small
  Company Growth Fund                         Company Growth Fund

Class A Shares of                            Class B Shares of
 The BB&T International                       The BB&T International
 Equity Fund                                  Equity Fund

Class A Shares of
  The BB&T Capital Manager                   Class B Shares of
  Conservative Growth Fund                     The BB&T Capital Manager
                                               Conservative Growth Fund
Class A Shares of
  The BB&T Capital Manager                   Class B Shares of
  Moderate Growth Fund                         The BB&T Capital Manager
                                               Moderate Growth Fund

Class A Shares of                       Class B Shares of
  The BB&T Capital Manager                The BB&T Capital Manager
  Growth Fund                             Growth Fund

Class A Shares of                       Class B Shares of
  The BB&T Prime                         The BB&T Prime
  Money Market Fund                      Money Market Fund

Class A Shares of                       Class B Shares of
  The BB&T South Carolina                 The BB&T South Carolina
  Intermediate Tax-Free Fund              Intermediate Tax-Free Fund

Class A Shares of                       Class B Shares of
  The BB&T Large Company                  The BB&T Large Company
  Growth Fund                             Growth Fund




                                    BB&T MUTUAL FUNDS GROUP

                                    By:  /s/
                                        -----------------------------
                                    Name:
                                        -----------------------------
                                    Title:
                                        -----------------------------

                                    BISYS FUND SERVICES LIMITED PARTNERSHIP

                                    By: BISYS Fund Services, Inc.
                                        General Partner

                                    By:   /s/
                                        -----------------------------
                                    Names:
                                        -----------------------------
                                    Title:
                                        -----------------------------

                                                        Dated:  [______________]

                                 Form of Revised
                                   Schedule C
                                     to the
                             Distribution Agreement
                       between BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)


Class A Shares of
  The BB&T Short-Intermediate
  U.S. Government Income Fund

Class A Shares of
  The BB&T Intermediate U.S.
  Government Bond Fund

Class A Shares of
  The BB&T North Carolina
  Intermediate Tax-Free Fund

Class A Shares of
  The BB&T Growth and
  Income Stock Fund

Class A Shares of
  The BB&T Balanced Fund

Class A Shares of
  The BB&T Small
  Company Growth Fund

Class A Shares of
 The BB&T International
 Equity Fund

Class A Shares of
 The BB&T Capital Manager
 Conservative Growth Fund

Class A Shares of
 The BB&T Capital Manager
 Moderate Growth Fund

Class A Shares of
 The BB&T Capital Manager
 Growth Fund

Class A Shares of
  The BB&T South Carolina
  Intermediate Tax-Free Fund

Class A Shares of
  The BB&T Large Company
  Growth Fund


                           BB&T MUTUAL FUNDS GROUP

                           By:   /s/
                                ------------------------------------
                           Name:
                                ------------------------------------
                           Title
                                ------------------------------------

                           BISYS FUND SERVICES LIMITED PARTNERSHIP

                           By: BISYS Fund Services, Inc.
                                   General Partner

                           By:    /s/
                                ------------------------------------
                           Names:
                                ------------------------------------
                           Title
                                ------------------------------------

                                                        Dated:  [______________]


                                 Form of Revised
                                   Schedule D
                                     to the
                             Distribution Agreement
                       between BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)


Class B Shares of
  The BB&T U.S. Treasury
  Money Market Fund

Class B Shares of
  The BB&T Short-Intermediate
  U.S. Government Income Fund

Class B Shares of
  The BB&T Intermediate U.S.
  Government Bond Fund

Class B Shares of
  The BB&T North Carolina
  Intermediate Tax-Free Fund

Class B Shares of
  The BB&T Growth and
  Income Stock Fund

Class B Shares of
  The BB&T Balanced Fund

Class B Shares of
  The BB&T Small
  Company Growth Fund

Class B Shares of
  The BB&T International
  Equity Fund

Class B Shares of
  The BB&T Capital Manager
  Conservative Growth Fund

Class B Shares of
  The BB&T Capital Manager
  Moderate Growth Fund

Class B Shares of
  The BB&T Capital Manager
  Growth Fund

Class B Shares of
  The BB&T Prime
  Money Market Fund

Class B Shares of
  The BB&T South Carolina
  Intermediate Tax-Free Fund

Class B Shares of
  The BB&T Large Company
  Growth Fund


                                            BB&T MUTUAL FUNDS GROUP

                                            By:     /s/
                                                 -------------------------
                                            Name:
                                                 -------------------------
                                            Title:
                                                 -------------------------

                                            BISYS FUND SERVICES  LIMITED
                                            PARTNERSHIP

                                            By:  BISYS Fund Services, Inc.
                                                     General Partner

                                            By:      /s/
                                                 -------------------------
                                            Name:
                                                 -------------------------
                                            Title:
                                                 -------------------------


                                       D-2